Exhibit 99.2

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2 This presentation may contain forward-looking statements about MoSys, including, without limitation, expected benefits and costs of the acquisition of Prism Circuits, benefits and performance expected from use of MoSys’ embedded memory technologies, MoSys’ execution and results, improving operational efficiencies, growth of the business and future business prospects and the estimated cost savings and timing of such savings from restructuring plans and other cost reduction initiatives. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, the potential impact the transaction will have on MoSys, customer acceptance of our embedded memory proprietary technologies and recently acquired interface IP, difficulties in integrating the operations of the newly acquired business and achieving strategic objectives, difficulties in retaining the newly hired employees from Prism Circuits, difficulties and delays in the further development, production, testing and marketing of acquired technologies, the level of intellectual property protection provided by our patents, the expenses and other consequences of litigation, including intellectual property infringement litigation, to which we may be or may become a party from time to time, the vigor and growth of markets served by the licensees and customers and operations of MoSys, the short operating history of Prism Circuits prior to the acquisition by MoSys, the lack of experience in conducting and operating the newly acquired technologies and operations of Prism Circuits in combination with the historical proprietary technologies and operations of MoSys and other risks identified in MoSys’ most recent reports on forms 10Q and 10-K filed with the Securities and Exchange Commission, as well as other reports that MoSys files from time to time with the Securities and Exchange Commission. MoSys undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

3 Expected Benefits Significantly Increase MoSys TAM - $300M** Interface IP Market Accelerate Growth Opportunity for MoSys 1T-SRAM IP in Networking and Communications Markets Increase Revenue & Generate Positive Cash Flow for Second Half of 2009 and 2010 Add World-class Team of Engineers, Including Highly-Talented, Cost-efficient Engineering Center in India ** Source: Gartner Semiconductor Interface IP Report, April 2009

MoSys Vision

Expand into $300M** Interface IP Market

World class Provider of Differentiated, High Value IP for SoC Designers in Consumer & Communications



Interface IP
Digital Logic
Memory IP
Processor IP
Analog/RF
Analog IP
Interface IP

MoSys

Leader in high density Memory IP

- 1T-SRAM
- 1T-FLASH

Prism Circuits

Experts in high speed Interface IP

- Serial I/O (SerDes)
- DDR 3/2 PHY

*** Source: Gartner Semiconductor Interface IP Report, April 2009*

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Mobile Devices Gaming 5 Video Networking 1T-SRAM 10G+ SerDes Compelling Solution for Networking

Prism Circuits Overview

- **Founded in 2006, grew to $6M** in 2008**
  - Profitable** & cash-flow positive** since inception
- **Multi-Gigabit Interface IP**
  - Multi-protocol SerDes
  - DDR 3/2 PHY
- **Key Customers & Foundry Partners**
  - Fujitsu, Microsoft, Mindspeed
  - Fujitsu, TSMC, UMC…40/45nm



Prism Circuits
15-20G (20G Backplane)
10-12G (10G KR, CEI-11)
7-8G (PCIe3, Fiber Channel)
4-6G (PCIe Gen2, RXAUI, USB 3.0)
1-3G (PCIe Gen1, SGMII, XAUI, DDR)

- **Strong Team of Analog, Mixed-signal & Systems Engineers**
  - Sun, Intel, AMD, TI
  - ~25 employees in Santa Clara HQ
  - ~30 in Hyderabad, India design center
- **Accomplished Founder & CEO, Sundari Mitra (Intel, Sun)**
  - 20 years semiconductor experience, award-winning analog designer
  - Led 300+ person SPARC processor engineering team
  - Successfully founded & grew Prism Circuits

***** Unaudited only. Receipt of audited financial statements of Prism Circuits for CY2008 expected prior to August 19, 2009. All historical financial information of Prism Circuits is subject to any applicable audit adjustments to be determined.***

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What Prism Brings to MoSys
Key Growth & Value Driver

- **Significantly expands MoSys TAM by over $300M**
  - Interface IP was ~$300M in 2008**, potential to grow at 20%+ CAGR
  - Expect Prism to add ~$3-5M in revenue to MoSys in 2nd Half of 2009
- **Accelerates MoSys 1T-SRAM Growth in Networking Market**
  - Expanding from pixel processing/graphics → packet processing/networking
  - Key driver is explosive demand for increased internet bandwidth
  - Next generation network systems need both:
    - High density, low power, low latency, random access memory…1T-SRAM
    - High data rate (10G+) serial I/Os…Prism Multi-gigabit SerDes IP
  - MoSys now has a more compelling solution for networking customers
- **We Envision New Ways to Combine Differentiated Memory IP from MoSys with High Speed Interface IP from Prism**
  - Further increase TAM & grow revenue, profitability & shareholder value

** *Source: Gartner Semiconductor Interface IP Report, April 2009*

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8 Expect the Acquisition to Generate Positive Operating Margin, on a non-GAAP basis, for Remainder of 2009 Excluding impact of acquisition costs & stock-based compensation and amortization charges Leverage Prism’s Strong India Team to Lower Cost Base Deploy Prism’s Patent-pending Development & Porting Methodology Across Combined Company Shortens design cycle time 2-3X improvement in time-to-market Major efficiency improvement & competitive advantage

9 No Technology Overlap, Completely Complementary Strategic Customer & Foundry Partner Synergy (Fujitsu, TSMC, UMC) Geographic – both Headquarters within 5 miles of each other Leverage MoSys Global Channel and Resources to Grow Revenue from Prism products

Sundari Mitra Founder & CEO

11 DDR3/2 PHY IP Products Products • DDR3/2 Combo (65nm, 45nm) • Low latency DDR2 (180nm) • Low latency DDR3 (130nm) Unique Product Benefits • Fastest DDR3 in market: 2.133Gbps • JEDEC compliance • DFI 2.0 compliance • 2.5v, 1.8v options • Wire-bond, flip chip configurations DDR3 eye at 1333Mbps

12 Multi-Protocol SerDes Unique Product Benefits • 10G silicon proven • SerDes with PCS • Standard(s) compliance • Matlab, C++, AMS models • Production test ready • (Scan, IEEE 1149.6, Loopback, Eye Monitor)

Today’s Market Focus 13

14 Customer Testimonials “Prism’s 10G SerDes represents one of our core focuses in high speed technology.” - Steve Della Rochetta, Vice President, FMA “Prism Circuits IP worked on our first silicon and has been a strong technical complement to our team. Their expertise in high performance, area optimized IO designs is excellent.” - Fred Weber, CEO MetaRAM; Former CTO AMD “Prism’s mixed signal circuit design and physical design expertise is outstanding. I recommend them to all my peers involved in ASIC and SoC chip designs.” - Srinivas Nori, Senior Design Manager, Microsoft Xbox

15 Natural synergy between both companies Combined focus provides customers with wider solution selection from a single source Store data through MoSys memory IP Move data on-off chip through Prism interconnect IP Strengthens financial base to develop deeper and more aggressive SerDes roadmap Ability to leverage sales channel and customer base for wider reach

16 Purchase Price $13.5M in cash at closing, net of $1.5M in cash acquired Up to $6.5M earn-out payable after one year, subject to attainment of specified milestones: Product development initiatives Billings & collections goals Retention of key employees Retention/Incentive Equity Awards No stock options or employee equity awards assumed Expect to issue a maximum of 3.7 million shares under options or restricted stock units (RSUs) One RSU equals 3 option shares of common stock

17 For remainder of 2009, expect acquisition to provide: Revenue contribution of $3 - $5M Positive cash flow Improved operating margin on a non-GAAP basis (excluding acquisition costs and stock-based compensation & amortization charges) Cost Reduction initiatives implemented: ~20% reduction in pre-acquisition headcount: Closure of MoSys’ design center in Korea Elimination of certain engineering positions in Sunnyvale, CA Anticipated 2Q charge of ~$0.5M related to workforce reductions and facility closure

18 The Combination of MoSys with Prism Significantly Larger Serviceable Market Allows MoSys to Achieve Revenue Growth and Improve Operating Margins